UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2007
HARRIS PREFERRED CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
1-13805
(Commission File Number)

Maryland (State or other jurisdiction of incorporation or organization)	#36-4183096 (I.R.S. Employer Identification No.)

111 West Monroe Street, Chicago, Illinois (Address of principal executive offices)	60603 (Zip Code)
(312) 461-2121
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On August 29, 2007, the Board of Directors of Harris Preferred Capital Corporation (the “Company”) approved an amendment to Article VII, Sections 1 and 2, of the Company’s Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of the Company’s Preferred Stock. The Board approved such amendments to comply with rules requiring all New York Stock Exchange listed securities to be eligible to participate in a direct registration system. A copy of the Bylaws, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

3.1	Bylaws, as amended, of Harris Preferred Capital Corporation
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 31, 2007

HARRIS PREFERRED CAPITAL CORPORATION
By	/s/ Paul R. Skubic
Paul R. Skubic
Chairman of the Board and President